Exhibit 99.1

For release: August 6, 2025

Global Indemnity Group, LLC Reports Second Quarter 2025 Results

Wilmington, Del., (August 6, 2025) – Global Indemnity Group, LLC (NYSE:GBLI) (the “Company”) today reported strong 2nd quarter 2025 results with 61% growth in underwriting income and continued premium growth.

Highlights of Consolidated Results for the Three Months Ended June 30, 2025

•
Net income available to common shareholders was $10.2 million or $0.71 per share for 2025 compared to $10.0 million or $0.73 per share for the same period in 2024.

•
Book value per share increased to $48.35 at June 30, 2025 from $47.85 at March 31, 2025; an increase of 1.8% including dividends paid of $0.35 per share for the three months ended June 30, 2025.

•
Current accident year underwriting income increased 61% to $5.6 million for 2025 compared to $3.5 million for the same period in 2024.

•
Gross written premiums increased 6% to $106.8 million in 2025 compared to $100.7 million for the same period in 2024; Excluding terminated products, gross written premiums increased 18% to $109.9 million in 2025 compared to $93.4 million for the same period in 2024.
o
Vacant Express and Collectibles, in aggregate, grew 20% to $16.6 million in 2025 from organic agency growth, new agency appointments, and new products.
o
Wholesale Commercial grew 8% to $69.1 million in 2025 from premium rate increases, organic agency growth, new agency appointments, and new products.
o
Assumed Reinsurance increased 86% to $12.0 million in 2025 due to new treaties incepting during 2024 and 2025.
•
Current accident year combined ratio was 94.6% for 2025 compared to 96.7% for same period in 2024.
•
Net losses and loss adjustment expenses related to prior accident years were less than $0.1 million for 2025.
•
Annualized investment return was 4.9% for 2025.
•
Net investment income was $14.7 million in 2025 as compared to $15.3 million.
o
Net investment income from the Company's fixed maturities portfolio increased 2% to $15.3 million compared to $15.0 million for the same period in 2024.
o
Book yield on the fixed maturities portfolio increased to 4.54% at June 30, 2025 from 4.49% at March 31, 2025.
•
Shareholders' equity increased to $695.3 million at June 30, 2025 compared to $687.1 million at March 31, 2025.

Selected Consolidated Operating and Balance Sheet Information

(Dollars in millions, except per share data)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024

Select Operating Data:
Gross written premiums	$106.8	$100.7	$205.5	$194.2
Investment income	$14.7	$15.3	$29.5	$29.8
Annualized investment return	4.9%	5.0%	5.1%	5.2%
Underwriting income (loss)	$5.8	$3.5	$(4.7)	$8.8
Underwriting income (loss), current accident year	$5.6	$3.5	$(4.7)	$8.7
Underwriting income, current accident year, excluding California Wildfires	$5.6	$3.5	$10.9	$8.7
Corporate expenses	$7.5	$6.4	$17.0	$12.8
Operating income	$10.2	$9.9	$6.1	$20.6
Operating income excluding California Wildfires	$10.2	$9.9	$18.6	$20.6
Net income available to common shareholders	$10.2	$10.0	$6.1	$21.2
Net income available to common shareholders excluding California Wildfires	$10.2	$10.0	$18.5	$21.2

Per Share Data:
Net income available to common shareholders per share	$0.71	$0.73	$0.43	$1.55
Net income available to common shareholders per share excluding California Wildfires	$0.71	$0.73	$1.31	$1.55
Operating income per share	$0.71	$0.72	$0.42	$1.49
Operating income per share excluding California Wildfires	$0.71	$0.72	$1.29	$1.49

Combined ratio analysis:
Loss ratio	55.6%	57.8%	63.5%	56.5%
Expense ratio	38.8%	38.8%	39.5%	39.2%
Combined ratio	94.4%	96.6%	103.0%	95.7%
Combined ratio, current accident year	94.6%	96.7%	103.0%	95.8%
Combined ratio, current accident year excluding California Wildfires	94.6%	96.7%	94.7%	95.8%

	As of June 30, 2025	As of March 31, 2025	As of December 31, 2024
Select Balance Sheet Data:
Cash and invested assets, net	$1,433.0	$1,431.8	$1,440.7
Total assets	$1,720.6	$1,713.6	$1,731.3
Shareholders’ equity	$695.3	$687.1	$689.1

Book value per share	$48.35	$47.85	$49.98
Book value per share plus cumulative dividends and
excluding AOCI	$56.78	$56.08	$58.14
Shares Outstanding (in millions)	14.3	14.3	13.7

Changes in Common Shareholders' Equity and Book Value per Share

(Dollars and shares in millions, except per share data)

	Common Shareholders' Equity	Common Shares	Book Value Per Share
Balance at December 31, 2024	$685.1	13.7	$49.98
Net income	6.4	—	0.43
Fair value of fixed maturities	5.8	—	0.42
Stock compensation / share issuance (1)	4.2	0.6	(1.78)
Dividends	(10.2)	—	(0.70)
Balance at June 30, 2025	$691.3	14.3	$48.35

(1) includes 550,000 class A common shares designated as class A-2 common shares issued on March 6, 2025 for services performed in connection with the Company’s internal corporate reorganization.

Segment Data for the Three and Six Months Ended June 30, 2025 and 2024

Segment Income for the Three Months Ended June 30,

	Agency and Insurance Services		Belmont Core		Belmont Non-Core		Eliminations		Consolidated
(Dollars in millions)	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024

Revenues:
Net earned premiums	$—	$—	$97.5	$89.3	$(2.4)	$3.5	$—	$—	$95.1	$92.8
Commissions and fee income	15.4	—	—	0.4	—	—	(14.9)	—	0.5	0.4
Total revenues	$15.4	$—	$97.5	$89.7	$(2.4)	$3.5	$(14.9)	$—	$95.6	$93.2

Losses and expenses
Loss and loss adjustment expenses	$—	$—	$56.0	$51.2	$(2.8)	$2.5	$(0.3)	$—	$52.9	$53.7
Underwriting expenses	13.1	—	38.8	33.9	(0.4)	2.1	(14.6)	—	36.9	36.0
Total losses and expenses	$13.1	$—	$94.8	$85.1	$(3.2)	$4.6	$(14.9)	$—	$89.8	$89.7

Underwriting income (loss)	$2.3	$—	$2.7	$4.6	$0.8	$(1.1)	$—	$—	$5.8	$3.5

Segment Income for the Six Months Ended June 30,

	Agency and Insurance Services		Belmont Core		Belmont Non-Core		Eliminations		Consolidated
(Dollars in millions)	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024

Revenues:
Net earned premiums	$—	$—	$189.8	$178.5	$(1.3)	$10.9	$—	$—	$188.5	$189.4
Commissions and fee income	29.8	—	—	0.7	0.1	—	(28.9)	—	1.0	0.7
Total revenues	$29.8	$—	$189.8	$179.2	$(1.2)	$10.9	$(28.9)	$—	$189.5	$190.1

Losses and expenses
Loss and loss adjustment expenses	$—	$—	$122.6	$100.0	$(2.2)	$7.0	$(0.7)	$—	$119.7	$107.0
Underwriting expenses	25.7	—	76.0	68.9	1.0	5.4	(28.2)	—	74.5	74.3
Total losses and expenses	$25.7	$—	$198.6	$168.9	$(1.2)	$12.4	$(28.9)	$—	$194.2	$181.3

Underwriting income (loss)	$4.1	$—	$(8.8)	$10.3	$—	$(1.5)	$—	$—	$(4.7)	$8.8
Underwriting income (loss) excluding California Wildfires	$4.1	$—	$6.8	$10.3	$—	$(1.5)	$—	$—	$11.0	$8.8

Segment Data for the Three and Six Months Ended June 30, 2025 and 2024

(Dollars in thousands)

Segment Written Premiums

	For the Three Months Ended June 30,
	Belmont Core		Belmont Non-Core		Total
	2025	2024	2025	2024	2025	2024
Direct written premiums	$97,774	$94,057	$31	$11	$97,805	$94,068
Assumed written premiums	12,045	6,495	(3,049)	143	8,996	6,638
Gross written premiums	$109,819	$100,552	$(3,018)	$154	$106,801	$100,706
Net written premiums	$106,873	$97,602	$(2,959)	$149	$103,914	$97,751

	For the Six Months Ended June 30,
	Belmont Core		Belmont Non-Core		Total
	2025	2024	2025	2024	2025	2024
Direct written premiums	$185,240	$185,189	$118	$103	$185,358	$185,292
Assumed written premiums	22,968	9,411	(2,850)	(509)	20,118	8,902
Gross written premiums	$208,208	$194,600	$(2,732)	$(406)	$205,476	$194,194
Net written premiums	$202,507	$190,198	$(2,729)	$(362)	$199,778	$189,836

Direct Written Premiums Produced by Agency and Insurance Services Segment

	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	2025	2024	% Change	2025	2024	% Change
Wholesale Commercial	$69,075	63,877	8.1%	$133,957	$124,932	7.2%
Vacant Express	12,370	9,731	27.1%	23,291	18,585	25.3%
Collectibles	4,186	4,014	4.3%	8,285	7,668	8.0%
Direct written premiums excluding Specialty Products	85,631	77,622	10.3%	165,533	151,185	9.5%
Specialty Products	12,143	16,435	(26.1%)	19,707	34,004	(42.0%)
Total direct written premiums	$97,774	$94,057	4.0%	$185,240	$185,189	0.0%

Assumed Written Premiums Produced by Belmont Segments

	For the Three Months Ended June 30,		%	For the Six Months Ended June 30,		%
	2025	2024	Change	2025	2024	Change
Belmont Core	$12,045	$6,495	85.5%	$22,968	$9,411	144.1%
Belmont Non-Core	(3,049)	143	NM	(2,850)	(509)	NM
Total assumed written premiums	$8,996	$6,638	35.5%	$20,118	$8,902	126.0%

NM - not meaningful

Global Indemnity Group, LLC

Consolidated Statements of Operations

(Unaudited)

(Dollars and shares in thousands, except per share data)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024
Gross written premiums	$106,801	$100,706	$205,476	$194,194
Net written premiums	$103,914	$97,751	$199,778	$189,836

Net earned premiums	$95,146	$92,814	$188,462	$189,393
Net investment income	14,707	15,311	29,489	29,831
Net realized investment gains	127	205	263	1,052
Other income	540	357	957	702
Total revenues	110,520	108,687	219,171	220,978

Net losses and loss adjustment expenses	52,948	53,662	119,686	107,046
Acquisition costs and other underwriting expenses	36,915	35,968	74,422	74,237
Corporate expenses	7,528	6,383	17,028	12,756
Income before income taxes	13,129	12,674	8,035	26,939
Income tax expense	2,785	2,581	1,680	5,480
Net income	10,344	10,093	6,355	21,459
Less: preferred stock distributions	110	110	220	220
Net income available to common shareholders	$10,234	$9,983	$6,135	$21,239

Per share data:
Net income available to common shareholders
Basic	$0.72	$0.73	$0.44	$1.56
Diluted	$0.71	$0.73	$0.43	$1.55
Weighted-average number of shares outstanding
Basic	14,275	13,610	14,072	13,594
Diluted	14,341	13,678	14,161	13,659

Cash distributions declared per common share	$0.35	$0.35	$0.70	$0.70

Combined ratio analysis:
Loss ratio	55.6%	57.8%	63.5%	56.5%
Expense ratio	38.8%	38.8%	39.5%	39.2%
Combined ratio	94.4%	96.6%	103.0%	95.7%

GLOBAL INDEMNITY GROUP, LLC

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	(Unaudited) June 30, 2025	December 31, 2024
ASSETS
Fixed maturities:
Available for sale, at fair value (amortized cost: $1,341,934 and $1,394,639; net of allowance for expected credit losses of $0 at June 30, 2025 and December 31, 2024)	$1,336,344	$1,381,908
Equity securities, at fair value	12,569	12,284
Other invested assets	22,072	29,413
Total investments	1,370,985	1,423,605

Cash and cash equivalents	67,344	17,009
Premium receivables, net of allowance for expected credit losses of
$3,371 at June 30, 2025 and $3,530 at December 31, 2024	70,433	75,088
Reinsurance receivables, net of allowance for expected credit losses
of $8,992 at June 30, 2025 and December 31, 2024	67,566	66,855
Funds held by ceding insurers	24,416	30,026
Deferred income taxes	20,002	22,459
Deferred acquisition costs	43,915	41,136
Intangible assets	14,000	14,103
Goodwill	4,820	4,820
Prepaid reinsurance premiums	3,605	3,320
Receivable for securities	—	52
Income tax receivable	2,150	825
Lease right of use assets	8,779	9,295
Other assets	22,570	22,660
Total assets	$1,720,585	$1,731,253

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unpaid losses and loss adjustment expenses	$776,127	$800,391
Unearned premiums	195,013	183,411
Reinsurance balances payable	3,051	8,181
Payable for securities	5,341	—
Contingent commissions	4,116	6,826
Lease liabilities	9,346	10,371
Other liabilities	32,303	32,924
Total liabilities	$1,025,297	$1,042,104

Shareholders’ equity:
Series A cumulative fixed rate preferred shares, $1,000 par value;
100,000,000 shares authorized, shares issued and outstanding:
4,000 and 4,000 shares, respectively, liquidation preference:
$1,000 per share and $1,000 per share, respectively	4,000	4,000
Common shares: no par value; 900,000,000 common shares authorized;
class A common shares issued: 11,790,484 and 11,202,355, respectively (inclusive of class A common shares designated as class A-2 common shares of 550,000 and 0, respectively);
class A common shares outstanding: 10,502,716 and 9,914,587, respectively (inclusive of class A common shares designated as class A-2 common shares of 550,000 and 0, respectively);
class B common shares issued and outstanding: 3,793,612 and 3,793,612, respectively	—	—
Additional paid-in capital (1)	463,816	459,578
Accumulated other comprehensive income (loss), net of tax	(4,657)	(10,410)
Retained earnings (1)	264,821	268,673
Class A common shares in treasury, at cost: 1,287,768 and 1,287,768 shares, respectively	(32,692)	(32,692)
Total shareholders’ equity	695,288	689,149

Total liabilities and shareholders’ equity	$1,720,585	$1,731,253

(1)
Since the Company’s initial public offering in 2003, the Company has returned $639 million to shareholders, including $522 million in share repurchases and $117 million in dividends/distributions.

GLOBAL INDEMNITY GROUP, LLC

SELECTED INVESTMENT DATA

(Dollars in millions)

	Market Value as of
	(Unaudited) June 30, 2025	December 31, 2024

Fixed maturities	$1,336.3	$1,381.9
Cash and cash equivalents	67.3	17.0
Total fixed maturities and cash and cash equivalents	1,403.6	1,398.9
Equities and other invested assets	34.7	41.7
Total cash and invested assets, gross	1,438.3	1,440.6
Receivable/(payable) for securities	(5.3)	0.1
Total cash and invested assets, net	$1,433.0	$1,440.7

	Total Pre-Tax Investment Return
	For the Three Months Ended June 30, (Unaudited)		For the Six Months Ended June 30, (Unaudited)
	2025	2024	2025	2024

Fixed maturities	$15.3	$15.0	$30.2	$28.9
Limited partnerships	(0.6)	0.3	(0.7)	0.9
Net investment income	14.7	15.3	29.5	29.8

Net realized investment gains	0.1	0.2	0.3	1.1
Net unrealized investment gains	2.9	2.4	7.2	5.9
Net realized and unrealized investment return	3.0	2.6	7.5	7.0

Total investment return	$17.7	$17.9	$37.0	$36.8

Average total cash and invested assets	$1,432.4	$1,426.3	$1,436.8	$1,412.8

Total annualized investment return %	4.9%	5.0%	5.1%	5.2%

SUMMARY OF OPERATING INCOME

(Dollars and shares in thousands, except per share data)

	For the Three Months Ended June 30, (Unaudited)		For the Six Months Ended June 30, (Unaudited)
	2025	2024	2025	2024

Operating income, net of tax (1)	$10,242	$9,935	$6,147	$20,628

Net realized investment gains, net of tax	102	158	208	831
Net income	$10,344	$10,093	$6,355	$21,459

Weighted average shares outstanding – diluted	14,341	13,678	14,161	13,659

Operating income per share – diluted (2)	$0.71	$0.72	$0.42	$1.49

(1)
Operating income, net of tax, excludes preferred shareholder distributions of $0.1 million for each of the three months ended June 30, 2025 and 2024 and $0.2 million for each of the six months ended June 30, 2025 and 2024.
(2)
The operating income per share calculation is net of preferred shareholder distributions of $0.1 million for each of the three months ended June 30, 2025 and 2024 and $0.2 million for each of the six months ended June 30, 2025 and 2024.

Note Regarding Operating Income

Operating income, a non-GAAP financial measure, is equal to net income excluding after-tax net realized investment gains and other unique charges not related to operations. Operating income is not a substitute for net income determined in accordance with GAAP, and investors should not place undue reliance on this measure.

Reconciliation of non-GAAP financial measures and ratios

The tables below reconcile the non-GAAP financial measures or ratios, which excludes the impact of prior accident year adjustments and the California Wildfires, to its most directly comparable GAAP measure or ratio. The Company believes the non-GAAP financial measures or ratios are useful to investors when evaluating the Company's underwriting performance as trends in the Company's segments may be obscured by prior accident year adjustments and the California Wildfires. These non-GAAP financial measures or ratios should not be considered as a substitute for its most directly comparable GAAP measure or ratio and do not reflect the overall underwriting profitability of the Company.

	For the Six Months Ended June 30,
(Dollars in thousands)	2025	2024

Consolidated current accident year underwriting income excluding California Wildfires
Underwriting income (loss) (1)	$(4,689)	$8,812
Effect of prior accident year	(53)	(81)
Current accident year underwriting income (loss) (2)	(4,742)	8,731
California Wildfires net losses and loss adjustment expenses	15,684	—
Current accident year underwriting income excluding California Wildfires (2)	$10,942	$8,731

Belmont Core underwriting income excluding California Wildfires
Underwriting income (loss) (1)	$(8,848)	$10,308
California Wildfires net losses and loss adjustment expenses	15,684	—
Underwriting income excluding California Wildfires (2)	$6,836	$10,308

Consolidated underwriting income excluding California Wildfires
Underwriting income (loss) (1)	$(4,689)	$8,812
California Wildfires net losses and loss adjustment expenses	15,684	—
Underwriting income excluding California Wildfires (2)	$10,995	$8,812

Net income available to common shareholders excluding California Wildfires
Net income available to common shareholders (1)	$6,135	$21,239
California Wildfires net losses and loss adjustment expenses (net of tax) (3)	12,406	—
Net income available to common shareholders excluding California Wildfires (2)	$18,541	$21,239

Operating income excluding California Wildfires
Operating income (4)	$6,147	$20,628
California Wildfires net losses and loss adjustment expenses (net of tax) (3)	12,406	—
Operating income excluding California Wildfires (2)	$18,553	$20,628

Current accident year combined ratio excluding California Wildfires
Combined ratio (1)	103.0%	95.7%
Effect of prior accident year	—	0.1%
Current accident year combined ratio (2)	103.0%	95.8%
Impact of California Wildfires	(8.3%)	—
Current accident year combined ratio excluding California Wildfires (2)	94.7%	95.8%

(1) Most directly comparable GAAP measure / ratio

(2) Non-GAAP financial measure / ratio

(3) Represents net losses and loss adjustment expenses of $15.7 million less tax benefit of $3.3 million.

(4) See previous table for reconciliation of operating income (loss) to net income (loss) which is the most directly comparable GAAP measure.

About Global Indemnity Group, LLC and its subsidiaries

Global Indemnity Group, LLC (NYSE:GBLI) is a publicly listed holding company for property and casualty insurance-related businesses.

Global Indemnity holds controlling interests in:

•
Penn-America Underwriters, LLC consists of (i) three agencies: Penn-America Insurance Services, LLC, J.H. Ferguson and Associates, LLC, which includes the Vacant Express division, and Collectibles Insurance Services, LLC that source, underwrite, and service policies and (ii) two strategic insurance product and service businesses: Liberty Insurance Adjustment Agency, Inc., a claims adjustment and claims service business, and Kaleidoscope Insurance Technologies, Inc., a proprietary insurance software and services provider.
•
Belmont Holdings GX, Inc. includes five state-regulated insurance carriers: Penn-Patriot Insurance Company, Diamond State Insurance Company, Penn-Star Insurance Company, Penn-America Insurance Company, and United National Insurance Company, each of which are rated “A” (Excellent) by AM Best.
•
Belmont Holdings Asset Management works with property & casualty insurance companies to enhance investment portfolio performance.

For more information, visit the Company’s website at www.gbli.com.

Forward-Looking Information

The forward-looking statements contained in this press release1 do not address a number of risks and uncertainties. Investors are cautioned that Global Indemnity’s actual results may be materially different from the estimates expressed in, or implied, or projected by, the forward looking statements. These statements are based on estimates and information available to us at the time of this press release. All forward-looking statements in this press release are based on information available to Global Indemnity as of the date hereof. Please see Global Indemnity’s filings with the Securities and Exchange Commission for a discussion of risks and uncertainties which could impact the Company and for a more detailed explication regarding forward-looking statements. Global Indemnity does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

[1] Disseminated pursuant to the "safe harbor" provisions of Section 21E of the Security Exchange Act of 1934.

Contact:	Brian J. Riley
Chief Financial Officer
(610) 660-6817
briley@gbli.com